Subsequent events	9 Months Ended
May 31, 2022
Subsequent events

27.	Subsequent events

The Company has evaluated subsequent events from the balance sheet date through July 15, 2022, the date at which the unaudited interim condensed consolidated financial statements were available to be issued and determined there were no additional items to be disclosed except for the transaction described below.

The Company entered into an agreement on June 13, 2022, to sell certain assets of UMG for $100. On June 30, 2022, the Company completed the sale. Concurrently with the sale agreement the Company entered into a transition services agreement with the purchaser for a total value of $300,000 with payments beginning July 31, 2022, and the remainder to be paid in full, 12 months following the first payment.